497(e) Filing

002-96223/811-03240

The Variable Annuity Life Insurance Company

Separate Account A

Contract Form UIT-981

Fixed and Variable Deferred Annuity

SUPPLEMENT TO THE MAY 1, 2007 PROSPECTUS

August __, 3, 2007

[This supplement supersedes all prior supplements.]

The following table and footnote replace the first table and footnote under the caption "Fee Tables" appearing on page 5 of the prospectus:
Contract Owner/Participant Transaction Expenses (1)
Maximum Deferred Surrender Charge (as a percentage of the lesser of all Purchase Payments received during the last 36 months or the amount surrendered, as applicable) (1)	5.00%
Maximum Loan Application Fee (per loan)	$ 60
State Premium Taxes (as a percentage of the amount annuitized)	0-3.5%

(1) No surrender charge will be applied to money applied to provide a Payout Option; to death benefits; or if no Purchase Payments have been received during the 36 months prior to the date of surrender. Also, in any Participant Year, withdrawals of up to 10% of Account Value may be withdrawn without a surrender charge.